SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                February 19, 1998

                              NETSPEAK CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

    FLORIDA                       0-22521                      65-0627616
---------------                 ------------               -------------------
State or other                  (Commission                  (IRS Employer
jurisdiction of                 File Number)               Identification No.)
incorporation)

902 CLINT MOORE ROAD, SUITE 104, BOCA RATON, FLORIDA             33487
----------------------------------------------------             -----
      (Address of principal executive offices)                 (Zip Code)

        Registrant's telephone number, including area code (561) 998-8700


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Item 5.  OTHER EVENTS.

         See the press release attached hereto as Exhibit 99.1.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.

                  99.1 Press Release

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          NETSPEAK CORPORATION

                                          By:/s/ JOHN W. STATEN
                                             -----------------------------------
                                               John W. Staten,
                                                 Chief Financial Officer

Dated:  February 19, 1998

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                                 EXHIBIT INDEX

EXHIBIT            DESCRIPTION
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 99.1             Press Release